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File No. 042073-0009

VIA EDGAR

Jeffrey Riedler, Esq.

Assistant Director

Division of Corporation Finance

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	Zogenix, Inc.

Registration Statement on Form S-1, filed September 3, 2010

File No. 333-169210

Dear Mr. Riedler:

We are in receipt of the Staff’s letter dated September 30, 2010 with respect to the above-referenced Registration Statement. We are responding to the Staff’s comments on behalf of Zogenix, Inc. (“Zogenix” or the “Company”) as set forth below. Simultaneously with the filing of this letter, Zogenix is submitting via EDGAR Amendment No. 1 to its Registration Statement on Form S-1 (the “Amendment”), responding to the Staff’s comments. Courtesy copies of this letter and the Amendment (marked to show the changes thereto) are being submitted to the Staff by hand delivery.

Zogenix’s responses set forth in this letter are numbered to correspond to the numbered comments in the Staff’s letter. All terms used but not defined herein have the meanings assigned to such terms in the Amendment. For ease of reference, we have set forth the Staff’s comments and Zogenix’s response for each item below.

October 12, 2010

FORM S-1

General

1.	Please note that when you file a pre-effective amendment containing pricing-related information, we may have additional comments. As you are likely aware, you must file this amendment prior to circulating the prospectus.

Zogenix’s Response: Zogenix acknowledges the Staff’s comment and will include pricing-related information in a pre-effective amendment to the Registration Statement prior to circulating the preliminary prospectus for the offering.

2.	Please note that when you file a pre-effective amendment that includes your price range, it must be bona fide. We interpret this to mean that your range may not exceed $2 if you price below $20 and 10% if your price above $20.

Zogenix’s Response: Zogenix acknowledges the Staff’s comment and will include a bona fide price range in a pre-effective amendment to the Registration Statement prior to circulating the preliminary prospectus for the offering.

3.	Please provide us proofs of all graphic, visual or photographic information you will provide in the printed prospectus prior to is use, for example in a preliminary prospectus. Please note that we may have comments regarding this material.

Zogenix’s Response: The Registration Statement previously filed includes a photographic representation of Zogenix’ DosePro technology and its application on the inside cover of the prospectus. The same photographic representation is contained in the Amendment. Zogenix does not intend to include any other graphic, visual or photographic information in the printed prospectus.

4.	Please note that where we provide examples to illustrate what we mean by our comments, they are examples and not exhaustive lists. If our comments are applicable to portions of the filing that we have not cited as examples, make the appropriate changes in accordance with our comments.

Zogenix’s Response: Zogenix acknowledges the Staff’s comment and has made changes throughout the Amendment accordingly.

Prospectus Summary

Overview, page 1

5.	Please disclose on the bottom of page 2 that you acquired the DosePro technology and patents from Aradigm.

Zogenix’s Response: Zogenix has revised the Amendment in accordance with the Staff’s comment. Please refer to the revisions on page 3 of the Amendment.

October 12, 2010

Risk Factors

“The development of a REMS for ZX002 could cause significant delays in the approval process for ZX002…” page 23

6.	Since the risk factor relates to the risks surrounding the requirement of the development of a REMS, please explain the term REMS in this risk factor.

Zogenix’s Response: Zogenix has revised the Amendment to include an explanation of the term REMS in accordance with the Staff’s comment. Please refer to the revisions on page 24 of the Amendment

“If we are unable to attract and retain key personnel, we may not be able to manage our business effectively…” page 27

7.	To the extent that you have experienced problems attracting or retaining key personnel, please expand your disclosure to describe these problems.

Zogenix’s Response: Zogenix supplementally advises the Staff that it has not, to date, experienced problems attracting and retaining key personnel. In the event that Zogenix experiences problems attracting and retaining key personnel in the future, Zogenix will update its disclosure accordingly.

“Sumavel DosePro, ZX002 and our other product candidates may cause undesirable side effects…” page 39

8.	Please expand your disclosure in this risk factor to discuss the currently known side effects and adverse effects associated with Sumavel DosePro and ZX002. Please also disclose the frequency of each of the side effects and adverse effects.

Zogenix’s Response: Zogenix has revised the Amendment in accordance with the Staff’s comment to disclose (i) the most common treatment-emergent (experienced by at least 5% of patients) side effects and adverse effects associated with Sumavel DosePro as described in the Sumavel DosePro Prescribing Information, including the frequency of each of the known adverse effects, and (ii) the adverse effects experienced by patients in completed Phase 2 clinical trials of ZX002. Zogenix respectfully submits to the Staff that it has not disclosed the specific frequency of the ZX002 adverse events because a placebo-controlled study in chronic pain has not yet been completed, and disclosing such frequencies on the basis of the Phase 2 studies that have been completed may be misleading since the safety profile for ZX002 has not been fully characterized in Phase 3 clinical trials. Zogenix respectfully submits to the Staff that the specific adverse effects of ZX002 already disclosed in the Registration Statement provide investors with sufficient information regarding potential negative side effects given its current stage of development. Please refer to the revisions on pages 39 and 40 of the Amendment.

Special Note Regarding Forwarding-Looking Statements and Market Data, page 59

9.	Please delete the statements, “we have not independently verified market and industry data from third-party sources” and “neither our internal research nor these definitions have been verified by any independent source.” These statements appear to imply that you are not taking liability for the statistical and other industry and market data included in your registration statement. It is not appropriate to state or imply that you do not have liability for the statements in your registration statement. Alternatively, please expand your disclosure to include a statement specifically accepting liability for this information.

October 12, 2010

Zogenix’s Response: Zogenix has revised the Amendment in accordance with the Staff’s comment. Please refer to the revisions on page 61 of the Amendment.

Use of Proceeds, page 61

10.	You disclose that you intend to use approximately $___ million of the net proceeds from this offering to fund Phase 3 clinical trials and related development activities for ZX002. Please expand your disclosure to disclose the state of development for ZX002 that you expect this portion of the offering proceeds will enable you to complete.

Zogenix’s Response: Zogenix has revised the Amendment in accordance with the Staff’s comment. Please refer to the revisions on page 62 of the Amendment.

11.	You disclose that the remainder of the proceeds will be used to fund the ongoing commercialization of Sumavel DosePro and for working capital and other general corporate purposes. Please separately state the amount of proceeds that will be used to fund the ongoing commercialization of Sumavel DosePro and the amount of proceeds that will be used for working capital and other general corporate purposes.

Zogenix’s Response: Zogenix has revised the Amendment in accordance with the Staff’s comment to indicate the approximate dollar amount of the offering proceeds that it expects to use to fund the ongoing commercialization of Sumavel DosePro. Zogenix respectfully submits to the Staff that Zogenix will provide this approximate dollar amount, in addition to the amount referenced in comment no. 10 above, at the time Zogenix files a pre-effective amendment to the Registration Statement that includes pricing information. Please refer to the revisions on page 62 of the Amendment. Zogenix supplementally advises the Staff that the vast majority of the anticipated net proceeds from the offering will be used to fund ZX002 development activities and the ongoing commercialization of Sumavel DosePro. Because the residual proceeds to be used for working capital and other general corporate purposes are expected to represent a much smaller percentage of the anticipated net proceeds, Zogenix respectfully submits to the Staff that any additional detail on the approximate amount of such proceeds to be used for such general purposes should not be viewed as material to an investor’s understanding of the principal uses of proceeds from the offering. If the ultimate net proceeds realized from the offering are less than currently projected, the portion allocated to ZX002 and Sumavel DosePro will represent an even larger percentage of the total net proceeds. Furthermore, Zogenix already discloses to investors that its management will retain broad discretion over the use of proceeds from the offering in both the Use of Proceeds section and the risk factor entitled “We may invest or spend the proceeds of this offering in ways in which you may not agree or in ways which may not yield a significant return.”

October 12, 2010

Management’s Discussion and Analysis of Financial Condition and Results of Operations Research and Development Expenses, page 71

12.	With respect to the agreement with Elan, please expand your disclosure to clarify the nature of the development and commercial events that trigger future milestone payments including an estimate of the anticipated timing of such payments.

Zogenix’s Response: Zogenix respectfully submits to the Staff that it is seeking confidential treatment of the specific events triggering future milestone payments, and that a confidential treatment request has been separately submitted to the Staff. Zogenix looks forward to receiving any comments the Staff may have on the confidential treatment request.

Critical Accounting Policies and Estimates

Revenue Recognition

Product Sales Allowances, page 76

13.	To the extent applicable, please revise your disclosure to enhance your discussion of the estimates of items that reduce gross revenue such as wholesaler and retail pharmacy discounts, prompt pay discounts, chargebacks and rebates, patient discount programs, stocking allowances, returns, and other allowances and discounts to include the following:

•

Disclose the amount of each accrual at the balance sheet date and the effect that could result from using other reasonably likely assumptions than what you used to arrive at each accrual such as a range of reasonably likely amounts or other type of sensitivity analysis.

Zogenix’s Response: Zogenix has revised the Amendment in accordance with the Staff’s comment. Please refer to the revisions on pages 78 and 79 of the Amendment.

•

If applicable, discuss any shipments made as a result of incentives and/or in excess of your customer’s ordinary course of business inventory level. Discuss your revenue recognition policy for such shipments.

Zogenix’s Response: Zogenix has revised the Amendment in accordance with the Staff’s comment. Please refer to the revisions on pages 78 and 79 of the Amendment.

•

In your discussion of results of operations for the period to period revenue comparisons, discuss the amount of and reason for fluctuations for each type of reduction of gross revenue (i.e., product returns, chargebacks, customer rebates and other discounts and allowances) including the effect that changes in your estimates of these items had on your revenues and operations.

October 12, 2010

Zogenix’s Response: Zogenix acknowledges the Staff’s comment and will address such disclosure in future filings when period to period revenue comparisons are provided.

Stock Based Compensation

Common Stock Valuation, page 79

14.	We have reviewed your disclosure with respect to the valuation of your common stock and have the following comments:

•

You disclose that your board of directors considered a number of subjective and objective factors that include contemporaneous valuations performed by an independent valuation specialist. Please revise your disclosure to clarify the nature and extent of the independent valuation specialist’s involvement in estimating the fair value of your common stock and management’s reliance on the work of this specialist. Please refer to Question 141.02 of the Compliance and Disclosure Interpretations on Securities Act Sections, which can be found at: http://www.sec.gov/divisions/corpfin/guidance/sasinterp.htm.

Zogenix’s Response: Zogenix respectfully submits to the Staff that although Zogenix engaged a third party valuation expert to assist it in determining the fair value of Zogenix’s common stock and relied on the third party expert’s report, all methodologies and underlying assumptions are those of management and the board of directors of the Company, and since Zogenix did not request nor receive a consent from the valuation specialist, Zogenix has removed from the Amendment all references to the third party valuation specialist.

•	Qualitatively and quantitatively discuss the significant factors, assumptions and methodologies used to determine enterprise value at each assessment date.

Zogenix’s Response: Zogenix has revised the Amendment in accordance with the Staff’s comment. Please refer to the revisions on pages 82 through 84 of the Amendment. Zogenix respectfully submits to the Staff that the valuations noted in Zogenix’s disclosure reflect a consistently increasing enterprise value on a quarterly basis. From September 2009 to December 2009, Zogenix experienced growth in its enterprise value within the Company’s market approach and income approach. These increases were driven by a significant change in Zogenix’s business as it prepared for the launch of Sumavel DosePro and updated its revenue forecast in connection with its new Astellas co-promotion agreement and improvement in the market values of Zogenix’s guideline companies. From December 2009 to June 2010, Zogenix experienced growth in its enterprise value within the Company’s IPO scenarios, which were weighted at a 70% probability, due to the significant impact on revenues and related discounted cash flows associated with the initiation of Zogenix’s Phase 3 clinical program for ZX002 in the first quarter of 2010 and the forecasted commercial launch in subsequent years.

•

Disclose how each of the three valuation methods discussed on page 80 were weighted at each valuation date in 2009 and 2010, including each reassessment. Disclose, and explain to us, why a valuation that used the cost approach as factor to determine enterprise value was still appropriate after receiving FDA approval in 2009 and product revenue in 2010.

October 12, 2010

Zogenix’s Response: Zogenix has revised the Amendment in accordance with the Staff’s comment to add tabular information that summarizes the significant assumptions (including the weighting of each valuation method) used in the option pricing models in 2009 and the probability weighted expected return model at June 30, 2010 that were used to determine the re-assessed common stock valuations. The re-assessed fair value calculations did not use the cost approach as a factor to determine the fair value for any period subsequent to receipt of FDA approval of Sumavel DosePro in 2009. Please refer to the revisions on pages 83 and 84 of the Amendment.

•

Qualitatively and quantitatively explain how each valuation considered the anticipated timing of a potential liquidity event, namely the probability of completing an initial public offering under the probability weighted expected return method.

Zogenix’s Response: Zogenix has revised the Amendment in accordance with the Staff’s comment to add tabular information that includes the estimated liquidity date and weighting of the market approach utilized in the re-assessed option pricing method during 2009 and the estimated liquidity date and weighting of the three IPO scenarios considered in the probability weighted expected return model at June 30, 2010. Zogenix supplementally advises the Staff that given the relative tight range of enterprise values between each valuation approach that a shifting in the weightings would not have resulted in a material change in the aggregate enterprise value in the valuation models at September 30, 2009, the quarter in which the majority of Zogenix’s 2009 options were granted. For 2009, of the 3.4 million options granted, 2.9 million were granted in the third quarter of 2009 where the maximum difference in the estimated enterprise value under each approach considered was no more than $11 million, or 8%. In June 2010, the various IPO scenarios are allocated a 70% probability of occurrence and the remaining 30% weighting against the additional scenarios, on a weighted average, falls within $20 million or a 9% change from the IPO enterprise value. Please refer to the revisions on pages 82 through 84 of the Amendment.

•

Quantify the amount of the discount for lack of liquidity as a private company at each valuation assessment date. Explain why this discount is acceptable in terms of providing a reasonable and supportable determination of fair value.’

Zogenix’s Response: Zogenix supplementally advises the Staff that at each valuation date the Company utilized a protective put model to assess a discount for lack of marketability. In this model, a European put option is used to calculate the marketability discount. The model relies on a fixed strike price which is set at the value of the underlying share at the outset of the contract. In this model, the investor is protected from market drops in the value of the underlying share. Dividing the put option value by the freely traded price per share value gives an indication of an appropriate discount for lack of marketability. The inputs to the model include a risk-free rate based on the average yield of the U.S. Treasuries whose terms most closely matched the time to liquidity assumption under the various scenarios, the estimated time to expiration (or marketability) was based on management’s best estimate of the timing of various liquidity events, and the volatilities were based on the average historical volatilities of selected guideline public companies.

October 12, 2010

The discount for lack of marketability reflects the lower value placed on securities that are not freely transferable as compared to those that trade frequently in an established market. Given the significant volatility in the equity markets during each valuation period, Zogenix believes the discount appropriately adjusts for both the risks of not attaining its operational milestones and the related risk that Zogenix does not complete its initial public offering. In addition, Zogenix believes the discount is consistent with other private companies at similar stages of development.

•	Qualitatively and quantitatively disclose how you estimated the revenue and revenue growth dates used in preparing your discounted cash flows analysis.

Zogenix’s Response: Zogenix has revised the Amendment in accordance with the Staff’s comment. Please refer to the revisions on page 83 of the Amendment.

•

Please explain to us if the “best economic outcome” model is similar to one the three methods commonly used in practice described in Chapter 10 of the AICPA Practice Aid. If it is not similar to the three methods, tell us why this model is appropriate.

Zogenix’s Response: Zogenix supplementally advises the Staff that the “best economic outcome” model is consistent with the probability weighted expected return method as described in Chapter 10 of the AICPA Practice Aid and it takes into account the fact that the holder of convertible preferred stock, warrants and options in the stay private and sale scenarios would only exercise or convert their equity instrument when they are in-the-money.

•

When you have determined the IPO price, please disclose the intrinsic value of your stock options granted, as of the most recent balance sheet date presented. Discuss each significant factor contributing to the difference between the fair value as of the date of each grant and the estimated IPO price or if a contemporaneous valuation by an unrelated valuation specialist was obtained subsequent to the grants but prior to the IPO, the fair value as determined by that valuation. After reviewing this disclosure, we may raise additional comments.

Zogenix’s Response: Zogenix acknowledges the Staff’s comment and will disclose the intrinsic value of the Company’s stock options granted as of the most recent balance sheet date presented once it has determined the IPO price.

•	Please continue to update your disclosures for any grants or equity issuances up until the time of effectiveness of your registration statement and include grants to non-employees as appropriate.

Zogenix’s Response: Zogenix acknowledges the Staff’s comment and intends to update the Company’s disclosure for any options granted during the quarter ended September 30, 2010 and beyond when it files an additional amendment to the Registration Statement which includes the September 30, 2010 balance sheet. Subsequent to June 30, 2010 through the date of this response, Zogenix has granted 280,000 options to purchase common stock.

October 12, 2010

Business

Our Product and Product Candidates

Sumavel DosePro Pivotal Clinical Program, page 105

15.	You disclose that adverse events seen in your clinical studies for Sumavel DosePro were consistent with previously reported adverse events for injectable sumatriptan and included flushing, tightness in chest, and injection site reactions, among others. Please revise to disclose all adverse events.

Zogenix’s Response: Zogenix has revised the Amendment in accordance with the Staff’s comment to disclose the most common treatment-emergent adverse reactions (experienced by at least 5% of patients) associated with Sumavel DosePro as described in the Sumavel DosePro Prescribing Information, including the frequency of each of the known adverse effects. Please refer to the revisions on page 109 of the Amendment.

Sumavel DosePro Post-Approval Clinical Program, page 106

16.	You disclose that you recently completed a Phase 4 open-label, multicenter study in the United States to evaluate treatment satisfaction, treatment confidence, and subject preference for Sumavel DosePro in adult subjects diagnosed with migraine and currently treated with triptans. Although the analysis of study results was recently completed, you state that you intend to disclose these results at relevant clinical symposia and via peer-review publications in 2011. Please provide us with a detailed analysis that supports your conclusion that the results of this study are not material information that is required to be disclosed in this registration statement.

Zogenix’s Response: Zogenix has revised the Amendment in accordance with the Staff’s comment to disclose that the Phase 4 open-label study met its primary endpoint of demonstrating a significant and clinically relevant improvement in patient satisfaction after treatment with Sumavel DosePro as measured by the Patient Perception of Migraine Questionnaire-Revised (PPMQ-R). Please refer to the revisions on page 109 of the Amendment. Zogenix respectfully submits to the Staff that with this additional disclosure investors are provided sufficient information with respect to the success or failure of the study, which is the key information that an investor would deem material in the context of this study and its results.

ZX002 Phase 3 Clinical Development Program, page 109

17.	On page 21, you disclose that you had discussions and responses with the FDA at your End of Phase 2 meeting. On page 109, you disclose that based upon feedback from the FDA at your End of Phase 2 meeting, and assuming positive outcomes from the studies described above, you do not believe that additional Phase 3 safety and efficacy trials will be required to support your proposed label. On page 122, you disclose information regarding a Special Protocol Assessment from the FDA. Please expand your disclosure on pages 21 and 109 to explain the nature of your discussions with the FDA and clarify whether you have a Special Protocol Assessment from the FDA for ZX002. If you have a Special Protocol Assessment, please disclose the material terms thereof and whether you believe your trials are compliant with those terms.

October 12, 2010

Zogenix’s Response: Zogenix has revised the Amendment in accordance with the Staff’s comment to clarify that it did not seek a Special Protocol Assessment for the ongoing clinical trial of ZX002. Please refer to the revisions on pages 21 and 112 of the Amendment. Zogenix respectfully submits to the Staff that its current disclosure with respect to the design of its Phase 3 clinical program and interactions with the FDA on pages 21 and 112 of the Amendment, in light of the new disclosure that a Special Protocol Assessment was not obtained, provides sufficient information to an investor with respect to such trial design and plans. Such existing disclosure includes, for example, that Zogenix “presented the trial design for our Phase 3 trials to the FDA at our End of Phase 2 meeting in June 2008” and that “[w]hile the FDA has provided us with a written record of our discussions and responses to our questions at our End of Phase 2 meeting, such records and responses do not guarantee that the FDA will deem our trial design to be sufficient for the purpose of obtaining marketing approval for ZX002.”

Prior Clinical Development of ZX002, page 109

18.	You disclose that efficacy of the 40 mg does of ZX002 did not significantly differ from the hydrocodone bitartrate/acetaminophen active comparator in any of the efficacy outcome measures. Please expand your disclosure where appropriate to disclose the extent to which this result was discussed with the FDA and whether the FDA provided you with any input as to what type of study and/or results might be required for a successful NDA. Please also disclose the context or source of the FDA input (e.g., a Special Protocol Assessment, in discussions during the End of Phase 2 meeting, etc.).

Zogenix’s Response: Zogenix has revised the Amendment in accordance with the Staff’s comment to disclose that the data from the Phase 1 and Phase 2 studies of ZX002 were submitted to the FDA in Zogenix’s End of Phase 2 meeting briefing package in support of progressing ZX002 into pivotal Phase 3 clinical studies. Please refer to the revisions on page 113 of the Amendment. Zogenix respectfully submits to the Staff that the existing disclosure on page 112 of the Amendment already discloses to investors the specific discussions with the FDA in regard to the Phase 3 clinical program for ZX002 and what might be required for a successful NDA. For example, page 112 of the Amendment states that Zogenix “confirmed the FDA’s agreement on the trial design for Study 801 and the overall safety database requirements for an NDA submission at our End of Phase 2 meeting with the FDA conducted in June 2008,” and that “[c]oncurrent with our Phase 3 program, we will be conducting a small number of additional single-dose pharmacokinetic and clinical pharmacology trials and pre-clinical studies required for submission of the NDA and approval of this product candidate.”

October 12, 2010

Our DosePro Technology and Pre-clinical Pipeline, page 110

19.	Please expand your disclosure to identify the clinical trials and market research studies in which DosePro has been shown to be preferred by patients and physicians over conventional needle-based systems.

Zogenix’s Response: Zogenix has expanded the disclosure on page 114 of the Amendment to identify specific clinical trials and market research studies in accordance with the Staff’s comment.

Manufacturing

Patheon UK Limited, page 116

20.	Please expand your disclosure regarding the terms of this agreement to disclose whether this manufacturer is the exclusive supplier of these components.

Zogenix’s Response: Zogenix has revised the Amendment in accordance with the Staff’s comment to disclose that Patheon serves as the exclusive manufacturer for the specific services identified on page 119 of the Amendment. Please refer to the revisions on page 119 of the Amendment.

Collaborations, Commercial and License Agreements, page 117

21.	Please expand your disclosure for each of the agreements in this section to disclose the payments made and/or received to date and a range of royalty payments (e.g., low single-digit or a range not to exceed ten percent) as we believe these are material terms of these agreements. For your agreement with Astellas, you should disclose a range of the percentage of net sales that represents the service fees.

Zogenix’s Response: Zogenix has revised the Amendment in accordance with the Staff’s comment to disclose the upfront and aggregate milestone payments made and/or received to date and a range of the royalty rates payable under these agreements. In addition, Zogenix has revised the Amendment to indicate a range of the percentage of net sales that represents service fees payable to Astellas. Please refer to the revisions on pages 71, 74, 94, 95, 116, 121, 122, 123, F-20, F-21 and F-22 of the Amendment. Zogenix believes that the additional disclosures provided on the indicated pages, together with the financial statements included in the prospectus, provides investors with all of the material financial information pertaining to Zogenix’s key collaboration, commercial and license agreements.

Compensation Discussion and Analysis

Performance Bonuses, page 148

22.	You disclose that in lieu of performance bonuses, your board of directors instituted a companywide retention bonus program, which paid one to three months of base salary to each full-time employee upon the FDA’s approval of Sumavel DosePro and the closing of your Series B preferred stock financing. You disclose that this bonus was based on the achievement of two performance objectives. Please provide us with a detailed analysis that supports your characterization of these bonuses as a retention bonus rather than a performance bonus. We also note that you suspended your executive performance bonus program. Please disclose the date that you suspended this plan. In addition, if when you suspended the plan, you believed that a number of performance objectives would not be met under the plan, please disclose the objectives and the fact that you did not believe they would be met under the plan.

October 12, 2010

Zogenix’s Response: Zogenix has revised the Amendment in response to the Staff’s comment to recharacterize the 2009 bonuses as performance bonuses. Zogenix supplementally advises the Staff that the 2009 bonus program discussed in the Registration Statement was the only bonus program established by Zogenix for that year. Zogenix’s prior disclosure referenced the suspension of the executive performance bonus program during 2009. Historically, the board of directors of Zogenix would establish corporate performance objectives and target bonuses for Zogenix’s employees at the beginning of each year, as discussed in the Registration Statement. For 2009, in light of Zogenix’s cash position at the beginning of that year, the board of directors of Zogenix determined not to establish a bonus program in line with this historical practice. Instead, the board of directors established the bonus program that is disclosed in the Registration Statement, which was intended to incentivize Zogenix’s employees to achieve two key corporate milestones critical to the success of Zogenix – the FDA’s approval of Sumavel DosePro and the closing of a Series B preferred stock financing – and to encourage those employees to remain with Zogenix through those events. This bonus program represented a departure from past practice. No performance objectives were ever established for 2009 for any Zogenix bonus program other than the performance objectives referenced in the Registration Statement. Please refer to the revisions on page 152 of the Amendment.

Long-Term Equity Incentives, page 149

23.	You disclose that in September 2009, the board of directors awarded the various options to your named executive officers that vest in monthly installments over two years. Please expand your disclosure to disclose why you did not use your typical vesting schedule for these options. In addition, please provide disclosure of why you choose to award the specific number of options to each named executive officer. Although you provide various general factors that you may take into account, it does not appear that you include disclosure of what was considered for each named executive officer and how the amount was determined. Please revise to provide this additional disclosure.

Zogenix’s Response: Zogenix has revised the Amendment in accordance with the Staff’s comment. Please refer to the revisions on page 153 of the Amendment.

Employment Agreements and Release Agreements, page 154

24.	Please file a copy of your consulting agreement with Mr. Nassif as an exhibit to your registration statement.

Zogenix’s Response: Zogenix has filed Mr. Nassif’s consulting agreement as Exhibit 10.27 to the Amendment in accordance with the Staff’s comment.

October 12, 2010

Principal Stockholders, page 174

25.	It appears that information regarding Thomas, McNerney & Partners, L.P. is disclosed in footnote 5 and information regarding Chicago Growth Partners II, L.P. is disclosed in footnote 4. Please revise accordingly.

Zogenix’s Response: Zogenix has revised the pages 178 and 179 of the Amendment to accurately reflect the correct footnotes.

Consolidated Financial Statements

Consolidated Statement of Cash Flows, page F-7

26.	Here you show net proceeds received form the issuance of convertible preferred stock of $54.9 million. This appears to contradict your disclosure on page 90, which states “In 2009 we received net proceeds of $69.7 million from our Series B preferred stock financing.” Please revise your disclosure to clarify this apparent discrepancy.

Zogenix’s Response: Zogenix has revised the Amendment in accordance with the Staff’s comment to clarify that the $69.7 million in proceeds consists of the aggregate proceeds raised from the Series B preferred stock financing inclusive of the bridge notes that converted into Series B convertible preferred stock at the time of such financing. Please refer to the revisions on page 92 of the Amendment.

Revenue Recognition

Product Revenue, page F-12

27.	You state “units dispensed are generally not subject to return.” Please tell us, and disclose the circumstances under which such units would be subject to return.

Zogenix’s Response: Zogenix has revised the Amendment in accordance with the Staff’s comment to disclose the circumstances under which such units would be subject to return. Please refer to the revisions on page F-12 of the Amendment.

7. Convertible Preferred Stock and Stockholders’ Equity

Conversion Rights, page F-28

28.	Please clarify for us, and in your disclosure, the nature of the anti-dilution adjustments. Also explain to us how you determined that the conversion feature was not an embedded derivative under ASC 815-15-25 which would require fair value accounting under ASC 470-20-25.

Zogenix’s Response: Zogenix has revised the Amendment in accordance with the Staff’s comment to clarify the nature of the anti-dilution adjustments. Please refer to the revisions on pages F-28 and F-29 of the Amendment.

October 12, 2010

In addition, Zogenix evaluated the terms of the Series A-1, Series A-2 and Series B convertible preferred stock instruments using the following authoritative accounting literature:

•	ASC 815-15-25 (formerly FASB Statement 133, Accounting for Derivative Instruments and Hedging Activities, paragraph 12(a)); and

•	ASC 815-10-S99-3 (formerly EITF Topic D-109, Determining the Nature of a Host Contract Related to a Hybrid Financial Instrument Issued in the Form of a Share under FASB Statement No. 133).

Based on such literature, Zogenix determined that each of the underlying instruments should be considered an “equity host” and not a “debt host.” This analysis was necessary to determine if any embedded features, such as the conversion option, require bifurcation and therefore, would be required to be accounted for separately as a derivative liability. Zogenix’s analysis followed the “whole instrument approach” which compares an individual feature against the entire preferred stock instrument which includes that feature. Our analysis was based on a consideration of the economic characteristics and risks and more specifically evaluated all the stated and implied substantive terms and features, including the following:

Voting rights – The holders of each series of preferred stock have the right to vote with common stockholders on an “as-converted” basis. Zogenix considers such voting rights to be an equity-like feature. Additionally, the preferred stockholders collectively control approximately 77% of the total votes on a fully diluted basis. We believe that the ability to exert such voting control over the Company is more consistent with an equity instrument than a debt instrument.

Conversion rights – Each share of convertible preferred stock is convertible at the option of the holder into an equal number of shares of common stock based on the original issue price, subject to certain anti-dilution adjustments. Each share of convertible preferred stock will automatically convert into shares of common stock at the effective conversion price for each such share immediately upon the earlier of (i) Zogenix’s sale of its common stock in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended, in which the per share price is at least $3.00 (as adjusted for stock splits, stock dividends, combinations or other recapitalizations), and the gross proceeds are at least $40,000,000 or (ii) upon receipt by Zogenix of a written request of such conversion from the holders of 67% of the then outstanding shares of convertible preferred stock. Zogenix considers such an automatic conversion to be an equity-like feature.

Dividend rights – The holders of Series A-1, Series A-2 and Series B convertible preferred stock are entitled to receive noncumulative dividends at a rate of 8.0%, 8.8% and 8.8%, respectively, per annum and are payable only when and if declared by the board of directors. Dividends may be paid to common stock holders subject to the prior dividend rights of the preferred stock holders. We did not consider the fixed rate stated dividend amount to be an indication of an equity- or debt-like instrument due to its noncumulative nature.

Redemption rights – There are no redemption rights for convertible preferred stock. However, in the event of liquidation, dissolution, or winding up of the Company, the holders of the Series A-1, Series A-2 and Series B convertible preferred stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of Zogenix to the holders of shares of common stock, an amount per share equal to $1.00, $1.10 and $1.10, respectively, for each outstanding share of convertible preferred stock (as adjusted for stock splits, stock dividends, combinations or other recapitalizations). Thereafter, if assets remain in the Company, the holders of common stock and convertible preferred stock shall receive all remaining assets pro rata based on the number of shares of common stock (calculated on an as-converted basis) held by each holder. If available assets are insufficient to pay the full liquidation preference, the available assets will be distributed ratably to the holders in proportion to the amounts that would be payable to such holders if such assets were sufficient to permit payment in full. The aggregate distributions made to the preferred shareholders in liquidation cannot exceed an amount equal to 2.5 times the liquidation preference plus any declared but unpaid dividends. Zogenix considers this redemption right, which is not at the holder’s option, to be more equity-like than debt-like.

October 12, 2010

Zogenix has determined that the conversion option and the other substantive equity-like features makes each of the underlying instruments comprising the Series A-1, Series A-2 and Series B convertible preferred stock an “equity host”, and thus the embedded conversion option in each series would not require bifurcation as a derivative liability.

In addition, in evaluating whether a separate instrument with the same terms as the conversion feature embedded within the convertible preferred stock would be a derivative instrument, Zogenix analyzed the criteria of ASC 815-10-15-83. This paragraph contains three separate criteria, each of which must be met for an instrument to be considered a derivative. Specifically, an instrument must have (a) an underlying, notional amount and payment provision, (b) require no initial net investment or an initial net investment that is smaller than would be required for other types of contracts that would be expected to have a similar response to changes in market factors, and (c) the contract can be settled net by any of the following means: (1) its terms implicitly or explicitly require or permit net settlement; (2) it can readily be settled net by a means outside the contract; or (3) it provides for delivery of an asset that puts the recipient in a position not substantially different from net settlement. We note that because the convertible preferred stock is convertible to common stock which is currently an illiquid equity instrument and cannot be sold or settled, the conversion feature is not a derivative instrument that would require bifurcation and accounting.

9. Stock Option Plan

Stock Based Compensation, page F-31

29.	Please tell us why the volatility range decreased between December 31, 2009 and June 30, 2010.

Zogenix’s Response: Zogenix supplementally advises the Staff that the decrease in the range of volatility rates from December 2009 to June 2010 relates to a change in the Zogenix’s public comparable companies used to arrive at these rates. The change in comparable companies was driven by the launch of Sumavel DosePro and the related revenue stream being generated.

30.	Please disclose the accounting treatment of the warrants issued to Oxford and Silicon Valley Bank.

Zogenix’s Response: Zogenix has revised the Amendment in accordance with the Staff’s comment. Please refer to the revisions on pages F-35 and F-36 of the Amendment.

October 12, 2010

Exhibit Index

31.	We note that the exhibits in the below each refer to one or more exhibits, annexes or schedules which are attached to these agreements and which do not appear to have been provided.

Exhibit Number	Missing exhibit, annex or schedule
10.14	Office Lease by and between R.B. Income Properties and Verus Pharmaceuticals, Inc.
10.24	Exhibits A, B and C
10.27	Exhibits A, B and C

Please be aware that when you file an agreement pursuant to Item 601(b)(10) of Regulation S-K, you are required to file the entire agreement, including all exhibits, schedules, appendices and any document which is incorporated in the agreement. Please provide a copy of the above exhibits with the full and complete agreement, including any exhibits, schedules and appendices which are included in such agreement. Please note that if these agreements are otherwise filed as an exhibit to this registration statement you may insert a note in brackets on the page which the annex or schedule is to be located as to the exhibit number of the filed document.

Zogenix’s Response: Zogenix acknowledges the Staff’s comment and has re-filed Exhibits 10.14, 10.24 and 10.27 (which is now filed as Exhibit 10.26 to the Amendment) to include the above-referenced exhibits not previously filed.

* * * * *

Any comments or questions regarding the foregoing should be directed to the undersigned at 858-523-5435. Thank you in advance for your cooperation in connection with this matter.

Very truly yours,

/s/ Cheston J. Larson

Cheston J. Larson
of LATHAM & WATKINS LLP

cc:	Roger L. Hawley, Zogenix, Inc.

Ann Rhoads, Zogenix, Inc. Trisha Millican, Zogenix, Inc.

Matthew T. Bush, Latham & Watkins LLP

Eric S. Hauter, Esq., Sidley Austin LLP

John Clift, Ernst & Young LLP

Esther Jeska, Ernst & Young LLP